SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 18, 2002
                Date of Report (date of earliest event reported)

                               DIGITALTHINK, INC.

             (Exact name of Registrant as specified in its charter)

   DELAWARE                          000-28687              94-3244366
--------------------           ---------------------     ----------------------
(State or other jurisdiction  (Commission File Number)   (I.R.S. or
of Employer incorporation                                Identification Number)
organization)

                               601 BRANNAN STREET
                         SAN FRANCISCO, CALIFORNIA 94107
                    (Address of principal executive offices)

                                 (415) 625-4000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Item 5. Other Items

         On July 18, 2002, DigitalThink issued a press release in the form attached as Exhibit 99.1, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

The exhibit listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K:

c) Exhibit

99.1 Press release dated July 18, 2002 announcing DigitalThink's agreement to amend its Shareholder Rights Plan to permit
                    Walden VC and its related parties to purchase up to 20%, in the aggregate, of DigitalThink's common stock.


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   July 18, 2002                  DIGITALTHINK, INC.


                                        /s/  Michael W. Pope
                                        ----------------------------------------
                                        Michael W. Pope
                                        President and Chief Executive Officer

                               DIGITALTHINK, INC.

                            EXHIBIT INDEX TO FORM 8-K
                               Dated July 18, 2002

Exhibits

99.1 Press release dated July 18, 2002 announcing DigitalThink's agreement to amend its Shareholder Rights Plan to permit WaldenVC and its related parties to purchase up to 20%, in the aggregate, of DigitalThink's common stock.